UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 14, 2004

PTEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

000-27778	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 14, 2004, PTEK Holdings, Inc. (“PTEK”) disseminated a letter to shareholders to accentuate PTEK’s plans to change its corporate name to Premiere Global Services, Inc. and to transfer the listing of its common stock to the New York Stock Exchange® from the NASDAQ National Market® as announced in PTEK’s press release dated December 1, 2004. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders, dated December 14, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTEK HOLDINGS, INC.

Date: December 14, 2004	By:	/s/ Michael E. Havener
Michael E. Havener
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Shareholders, dated December 14, 2004.

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